UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016 (February 22, 2016)

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on September 29, 2015, Western Digital Corporation (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Unis Union Information System Ltd., a Hong Kong corporation (the “Investor”), and Unisplendour Corporation Limited, a Chinese corporation (the “Guarantor”), pursuant to which, subject to the conditions in the Stock Purchase Agreement, the Company agreed to issue and sell to the Investor 40,814,802 shares of the Company’s common stock (the “Shares”) for $92.50 per share, for an aggregate purchase price of approximately $3.775 billion, and the Guarantor agreed to guarantee the payment and performance of Investor’s obligations therein (collectively, the “Transaction”).

The closing of the Transaction was subject to certain closing conditions. These closing conditions included clearance by the U.S. Committee on Foreign Investment in the United States (“CFIUS”) and the receipt of requisite regulatory approvals, including clearance by U.S. antitrust authorities and certain Chinese regulatory approvals, including clearance by the Ministry of Commerce of the People’s Republic of China, the Ministry of Education of the People’s Republic of China, the National Development and Reform Commission of the People’s Republic of China and the State Administration of Foreign Exchange of the People’s Republic of China. In addition, the Investor’s obligation to purchase the shares of common stock of the Company and the Guarantor’s guarantee were subject to approval of the Transaction by shareholders of the Guarantor.

On February 22, 2016, CFIUS informed the Company that it is undertaking an investigation of the transactions contemplated under the Stock Purchase Agreement, triggering a 15-day period during which either the Company or the Investor may terminate the Stock Purchase Agreement. On February 23, 2016, the Investor notified the Company of its termination of the Stock Purchase Agreement pursuant to the terms of the Stock Purchase Agreement. The Company will not incur any early termination penalties in connection with the termination of the Stock Purchase Agreement.

As previously announced on November 9, 2015, the Company and the Guarantor are also a party to an agreement to form a joint venture to market and sell the Company’s data center storage systems in China and to develop data center storage solutions for the Chinese market in the future. The joint venture will be owned 51% by the Guarantor and its subsidiary Unissoft (Wuxi) Co., Ltd. and 49% by the Company and will continue unaffected by the termination of the Stock Purchase Agreement.

Item 8.01 Other Events.

On February 23, 2016, the Company issued a press release announcing the termination of the Stock Purchase Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Western Digital Corporation’s (“Western Digital”) product and technology positioning, the anticipated benefits and timing of the integration of HGST and WD, the investment in the company by Unisplendour Corporation and Western Digital’s proposed merger with SanDisk Corporation (“SanDisk”) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Western Digital’s expectations as a result of a variety of factors, including, without limitation, those discussed below. These forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Western Digital is unable to predict or control, that may cause actual results, performance or plans to differ materially from those expressed or implied by such forward-looking statements, including: volatility in global economic conditions; business conditions and growth in the storage ecosystem; pricing trends and fluctuations in average selling prices; the availability and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; and other risks and uncertainties listed in the company’s filings with the Securities and Exchange Commission (the “SEC”), including Western Digital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Western Digital undertakes no obligation to update these forward-looking statements to reflect new information or events.

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that SanDisk’s stockholders do not approve the merger or that Western Digital’s stockholders do not approve the issuance of stock in the merger (to the extent such approval is required), potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions. In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Western Digital’s most recent registration statement on Form S-4, referred to below. Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Neither Western Digital nor SanDisk intend, or undertake any obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Important Additional Information and Where to find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Western Digital and SanDisk. In connection with the proposed merger, Western Digital filed a registration statement on Form S-4 with the SEC on December 11, 2015, as amended by Amendment No. 1, dated January 27, 2016 and by Amendment No. 2, dated February 5, 2016, which was declared effective by the SEC on February 5, 2016, and Western Digital filed the definitive proxy statement/prospectus on February 5, 2016. Western Digital and SanDisk began to mail the definitive joint proxy statement/prospectus to their respective stockholders on February 5, 2016. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.wdc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.

Participants in Solicitation

Western Digital, SanDisk and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction is set forth in the definitive joint proxy statement/prospectus referred to above. You can find information about Western Digital’s and SanDisk’s executive officers and directors in the definitive proxy statement referred to above and about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015. You can obtain free copies of these documents from Western Digital and SanDisk, respectively, using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus filed on Western Digital’s most recent Form S-4.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation, dated February 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: February 23, 2016		Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary